                                  SCHEDULE 14C
                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Check the appropriate box:
    / /  Preliminary Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    /X/  Definitive Information Statement

                                     HTTP TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
     (1) Title of each class of securities to which transaction applies:
        Common Stock, par value $0.001 per share
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        23,906,573
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        In accordance with Rule 0-11(c)(1)(ii), because the proposed action is for the sole purpose of changing the registrant's domicile, no fee is required.
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                             HTTP TECHNOLOGY, INC.
                               46 BERKELEY SQUARE
                        LONDON, W1J 5AT, UNITED KINGDOM

                            ------------------------

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

    This Information Statement of HTTP Technology, Inc., a Utah corporation (the "Company"), is being furnished in connection with the taking of certain actions by the holders of the majority of the outstanding eligible votes of the capital stock of the Company. The Information Statement is being mailed on or about November 27, 2000, to holders of record on November 21, 2000 (the "Record Date"), of shares of the Common Stock, par value $.001 per share (the "Common Stock") of the Company.

    The Company's capital structure consists of 50,000,000 authorized shares of Common Stock, of which 23,906,573 shares were issued and outstanding as of the Record Date.

    The following persons or entities (the "Majority Stockholders") own an aggregate of 16,820,000 shares, and accordingly, have the ability to exercise 16,820,000 votes, or 70.3% of all eligible votes as of the Record Date:

                                                          NUMBER OF SHARES      PERCENTAGE OF COMMON
NAME OF BENEFICIAL OWNER                                 BENEFICIALLY OWNED   EQUITY BENEFICIALLY OWNED
------------------------                                 ------------------   -------------------------
Societe Privee, as Nominee(1)..........................        5,410,000                22.6%
  22 Grosvenor Street, London,
  United Kingdom W1X 9LF

Dr. Alexander Nill (2).................................        2,770,000                11.6%

STG Holdings PLC.......................................        6,480,000                27.1%
  16 Curzon Street,
  Mayfair, London,
  United Kingdom W1Y 7FF

T.H. Investments Ltd...................................        2,160,000                 9.0%
  Suite 2B, Centre Plaza,
  Main Street, Gibraltar

------------------------

(1) Consists of the holdings of 69 individuals and corporate entities none of which: i) holds more than 3.6% of the issued and outstanding shares of the Company; and ii) is an officer, director or control person or is related to an officer, director, control person or an affiliate.

(2) Includes 150,000 shares issuable upon the exercise of employee stock options within 60 days of the record date.

    The Majority Stockholders have the ability to, and intend to, approve the proposal described in this Information Statement on December 18, 2000 (the "Consent Date"):

    To approve and adopt an Agreement and Plan of Merger pursuant to which the Company would (a) change its state of incorporation from Utah to Delaware, through the merger of the Company into HTTP Technology, Inc., a Delaware corporation ("HTTP Delaware"), with HTTP Delaware to be the surviving corporation, and (b) increase its capital by increasing the number of authorized shares of Common Stock to 100,000,000 shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

            PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY MANAGEMENT

    The Company's capital structure consists of 50,000,000 authorized shares of Common Stock, of which 23,906,573 shares were issued and outstanding as of the Record Date. The Company believes there are approximately 2,000 beneficial owners of its Common Stock. Each share of Common Stock is entitled to one vote per share.

    The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of the record date, by:

    - each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock;

    - each person serving as a director of the Company; each person serving as an executive officer of the Company; and

    - all executive officers and directors of the Company as a group.

    Beneficial ownership is determined in accordance with the rules of the Commission. In general, a person who has voting power and/or investment power with respect to securities is treated as a beneficial owner of those securities. For purposes of this table, shares subject to outstanding warrants and options exercisable within 60 days of the record date are considered as beneficially owned by the person holding such securities. To our knowledge, except as set forth in this table, we believe that the persons named in this table have sole voting and investment power with respect to the shares shown. Except as otherwise indicated, the address of each of the directors, executive officers and 5% shareholders in this table is as follows: HTTP Technology, Inc., 46 Berkeley Square, London, W1J 5AT, UNITED KINGDOM.

    Percentage beneficially owned is based upon 24,406,573 shares of common stock issued and outstanding as of the record date including 500,000 shares of common stock issuable upon the exercise of employee stock options granted under the 2000 Combined Incentive and Nonqualified Stock Option Plan which are exercisable within 60 days of the record date.

                                                          NUMBER OF SHARES      PERCENTAGE OF COMMON
NAME OF BENEFICIAL OWNER                                 BENEFICIALLY OWNED   EQUITY BENEFICIALLY OWNED
------------------------                                 ------------------   -------------------------
BENEFICIAL OWNERS
Societe Privee, as Nominee(1) .........................       5,410,000                 22.1%
  22 Grosvenor Street, London,
  United Kingdom W1X 9LF
STG Holdings PLC ......................................       6,480,000                 26.5%
  16 Curzon Street, Mayfair,
  London, United Kingdom W1Y 7FF
T.H. Investments Ltd. .................................       2,160,000                  8.9%
  Suite 2B, Centre Plaza,
  Main Street, Gibraltar
DIRECTORS
Stefan Allesch-Taylor(2)...............................       6,630,000                 27.6%
Dr. Alexander Nill(3)..................................       2,770,000                 11.5%
Jason E. Forsyth(4)....................................         125,000                    *
Nicholas Thistleton....................................               0                    *
Sir Euan Calthorpe(5)..................................       6,480,000                 26.5%
Giorgio L. Laurenti(6).................................         110,000                    *
Martin Lechner(7)......................................          50,000                    *
Dr. Stefan Fleissner...................................           3,000                    *
Charles Schwab, Jr.(8).................................         100,000                    *
Total Officers and Directors as a Group (9 persons)....      10,638,000                 43.6%

------------------------
*   Less than 1%.
                                              (FOOTNOTES CONTINUED ON NEXT PAGE)

(1) Consists of the holdings of 69 individuals and corporate entities none of which: i) hold more than 3.6% of the issued and outstanding shares of the Company; and ii) is an officer, director or control person or is related to an officer, director, control person or an affiliate.

(2) Consists of 6,480,000 shares of common stock directly owned by STG Holdings PLC and 150,000 shares issuable upon the exercise of employee stock options within 60 days of the record date. As a significant shareholder and a director of STG, Mr. Allesch-Taylor may be deemed to control the investment and voting decisions with respect to the stock held by STG in the Company.

(3) Includes 150,000 shares issuable upon the exercise of employee stock options within 60 days of the record date.

(4) Includes 100,000 shares issuable upon the exercise of employee stock options within 60 days of the record date.

(5) Consists of 6,480,000 shares of common stock directly owned by STG Holdings PLC. As a significant shareholder and a director of STG, Sir Euan Calthorpe may be deemed to control the investment and voting decisions with respect to the stock held by STG in the Company.

(6) Includes 50,000 shares issuable upon the exercise of employee stock options within 60 days of the record date.

(7) Consists of 50,000 shares issuable upon the exercise of employee stock options within 60 days of the record date.

(8) Consists of 100,000 shares of common stock owned by Kensington Value Fund, LLC ("KVF"). As Managing Director of KVF, Charles Schwab, Jr. may be deemed to control the investments and voting decisions with respect to the Company's stock held by KVF.

                        DIRECTORS AND EXECUTIVE OFFICERS

    The Company's directors and executive officers are as follows:

NAME                                 AGE            POSITION WITH COMPANY          SERVING SINCE
----                               --------   ---------------------------------  -----------------
Stefan Allesch-Taylor............     31      Chief Executive Officer,           December 22, 1999
                                              President and Director
Dr. Alexander Nill...............     31      Executive Vice President           May 12, 2000
                                              and Director
Martin Lechner...................     31      Executive Vice President and       May 12, 2000
                                              Director
Jason E. Forsyth.................     30      Chief Financial Officer            March 31, 2000
                                              and Finance Director
Nicholas Thistleton..............     31      Director                           December 22, 1999
Sir Euan Calthorpe...............     34      Director                           December 22, 1999
Giorgio L. Laurenti..............     54      Director                           March 31, 2000
Dr. Stefan Fleissner.............     36      Director                           May 12, 2000
Charles Schwab, Jr...............     36      Director                           August 14, 2000

    Directors are elected in accordance with the Company's by-laws to serve until the next annual shareholders meeting and until their successors are duly elected in their stead. The Company does not currently pay compensation to directors for services in that capacity. Officers are elected by the Board of Directors and hold office until their successors are chosen and qualified, until their death or until they resign or have been removed from office. All corporate officers serve at the discretion of the Board of Directors. There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

    STEFAN ALLESCH-TAYLOR has served as the Company's President, Chief Executive Officer and as a director since December 22, 1999. Mr. Allesch-Taylor is also Chairman of the Board of STG Holdings PLC, a major shareholder of the Company. Mr. Allesch-Taylor began his career as a stockbroker, becoming a Registered Representative of the London Stock Exchange in 1988. He has considerable commercial experience having served as a director of a wide variety of companies over the last 7 years. In April 1997, he was appointed Chief Executive of Worthing Premier Property PLC, a property investment company. The company name was changed to STG Holdings PLC and a new Board of Directors was appointed.
Mr. Allesch-Taylor was made Chairman of the Board and has implemented a new strategy to move the company operations from the real estate sector to the investment sector. He continues to serve on the Boards of a number of companies in a non-executive capacity.

    DR. ALEXANDER NILL has served as the Company's Executive Vice President and as a director since May 12, 2000. Dr. Nill has 5 years of experience in private equity investment in the Internet and technology sectors. Between 1990 and 1996, Dr. Nill achieved a BA from Maximilian University, an MBA from the European University in Munich, and a PhD in Economics from Oxford University. In 1996, Dr. Nill joined Sparta Beteiligungen AG where he built up and headed the private equity division. He was appointed to the Board of Directors in 1997. In 1999, Dr. Nill became President and Chief Executive Officer of Sparta UK Ltd in London. Dr. Nill is the Chairman of the advisory board for Red Cube AG and Vice Chairman of the advisory board for IQ Capital AG.

    JASON FORSYTH has served as the Company's Chief Financial Officer since February 9, 2000 and as a director since March 22, 2000. Mr. Forsyth has eight years of experience in accounting and finance in both Europe and the United States. He has worked in a variety of industries including software, telephony and consumer products. He has extensive commercial and corporate strategy experience and has been involved in corporate finance, seed financing, working capital fund raising and mezzanine financing. From 1997 to 1998, Mr. Forsyth implemented statistical forecasting mechanisms to reduce overheads and improve sales planning for LA Cellular (AT&T Wireless). Mr. Forsyth has specialized in advising both start-up companies and more established businesses throughout the United States, Europe, and the Middle East. His most recent projects have focused exclusively on Internet and Internet-related enterprises. Mr. Forsyth has passed the Certified Management Accountant (CMA), Certified Financial Manager (CFM) and Certified Public Accountant (CPA) examinations. He gained a BSc (Honors) in Accountancy and Economics from Southampton University, England.

    NICHOLAS THISTLETON has served as a director of the Company since
December 22, 1999. He is also a member of the Company's Stock Option Committee and Audit Committee. Mr. Thistleton has been a technology consultant and analyst for 6 years. His project work for Spectrum Strategy Consultants between 1994 and 1997 included strategic reviews of various telecommunications, pay-TV and Internet markets in Europe and Asia for a series of large clients, and he was involved in tracking closely the development and impact of the Internet from its earliest years. More recently he has advised a number of UK Internet start-ups on product strategy, site design and implementation during the early phases. In addition, he has acted as technology advisor to STG Holdings PLC since 1997.
Mr. Thistleton was a scholar at Winchester College and gained an MA (Honors) in French and Russian from Oxford University.

    SIR EUAN CALTHORPE has served as a director of the Company since
December 22, 1999. He is also a member of the Company's Stock Option Committee and Audit Committee. He has been the principal of the private Calthorpe Estates group of companies for over 10 years. The core activity of this substantive group is real estate investment and development, spanning a wide variety of assets from leisure to retail shopping centers and serviced offices. Utilizing significant financial and management expertise, the Group has diversified investments in publishing, commerce and B2B information technology companies. These investments have included a number of successful Internet and telecommunications companies. He is a highly experienced private investor and has worked with a wide range of companies from start-ups to established public companies. He leads a team of professionals from offices in the United Kingdom and has a broad network of business connections both in Europe and the United States.

    GIORGIO LAURENTI has served as a director of the Company since March 31, 2000. Mr. Laurenti has extensive commercial experience, having served in senior management roles at Revlon for the last twelve years. He has served as President of Revlon France and Euro International since October 1999 and President of Revlon Euro International since February 1999. He was President of International Business Development at Mac Andrews & Forbes, Revlon's parent company, with the responsibility of overseeing International Mergers and Acquisitions and Development. Prior to joining Revlon, Mr. Laurenti owned OTIC, a real estate and property development company, from 1977 to 1988. He served as Chief Executive Officer of Coricama, a manufacturer of high precision surgical instruments, scissors and metal, where he was responsible for U.S. and International Development.

    MARTIN LECHNER has served as a director of the Company since May 12, 2000. Mr. Lechner is a Co-Founder of IQ Capital AG and Executive Board Member of IQ Capital SGA in Zurich. He has extensive investment banking and fund management experience with Dresdner Kleinwort Benson (Frankfurt), Keppler Asset Management (New York), and Foreign & Colonial (London). Mr. Lechner received his degree as Dipl. Kfm. in Economics at the University of Passau. He currently serves on the Supervisory Board of several U.S. and European growth companies including TopTier Software (San Jose) and Open Mind Systems (Basel).

    DR. STEFAN FLEISSNER has served as a director of the Company since May 12, 2000. He is also a member of the Company's Stock Option Committee and Audit Committee. In 1991, Dr. Fleissner founded IMAGES Communications and New Media AG, an Internet and multimedia design agency. He served as Chief Executive Officer, focusing mainly on strategic planning, brand marketing and investor relations. In 1999, he became an Executive Board member of IQ Capital AG with responsibilities for equity management, e-commerce and corporate planning.
Dr. Fleissner is a director of IQ Capital Asia PLC in Singapore and a member of the advisory board of Internet-schule.com in Munich. He has an honors degree in business management from Munich University and a doctorate in Economics from Innsbruck University.

    CHARLES SCHWAB, JR. is a manager and member of Kensington Value Fund LLC, a private family financed investment vehicle ("KVF"). KVF focuses on financing visionary entrepreneurs developing innovative ideas. KVF's Investments include all aspects of the electronic economy and technology. KVF has over 20 companies invested in its portfolio. Mr. Schwab has been managing capital for over 10 years for both domestic and international clients. He spent over four years from 1990 through 1994 with Banque Paribas in their London and New York office managing the Bank's proprietary capital. KVF began operations in late 1994.
Mr. Schwab earned a BA in economics and history from Northwestern University and an MBA in accounting and finance from the University of Chicago Graduate School of Business. He currently serves on several Boards, including Integration Associates, which designs custom analog ASIC solutions, and cMore Medical Solutions, a software developer of medical procedures.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's common stock are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the "Commission"). Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. Each of Dr. Alexander Nill, Dr. Stefan Fleissner, Martin Lechner, Giorgio Laurenti, Jason E. Forsyth, Stefan

Allesch-Taylor, Nicholas Thistleton, Sir Euan Calthorpe, T.H. Investments Ltd. and STG Holdings Plc has filed a Form 3 with the Commission. However, each such person and entity did not file such form on a timely basis as required by
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the most recent fiscal year. Each such person and entity filed one late report for one transaction. Furthermore, the failure of each such person and entity to timely file a Form 3 with the Commission is considered a knowing violation of Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On September 20, 2000, the Company acquired from Muca Group Ltd. all of the outstanding stock of Core Ventures Ltd. in exchange for 1,800,000 shares of the Company's Common Stock. Dr. Alexander Nill, a director of the Company, is the sole shareholder of Muca Group Ltd.

    On October 5, 2000, the Company acquired all of the outstanding stock of Ferman AG ("Ferman"), a Swiss investment company. The Company paid the purchase price by issuing to the stockholders of Ferman an aggregate of 2,550,000 shares of the Company's Common Stock. Dr. Alexander Nill and Martin Lechner, directors of the Company, were principal shareholders of Ferman, and in consideration for their combined 66 2/3% interest in Ferman, each received 850,000 shares of the Company's Common Stock.

    The foregoing transactions were approved by the disinterested members of the Board of Directors of the Committee. Such disinterested directors have determined that these transactions are on arms' length terms, equivalent to those which are likely to have been applicable if the transactions were with fully disinterested parties.

COMMITTEES AND MEETINGS

    The Board of Directors has established a Stock Option Committee, composed of Sir Euan Calthorpe, Nicholas Thistleton and Dr. Stefan Fleissner who are responsible for administering the Company's 2000 Combined Incentive and Nonqualified Stock Option Plan. The members of the Stock Option Committee are no longer eligible to participate in the Stock Option Plan and qualify as disinterested persons for purposes of Rule 16b-3(c)(2)(i) of the Exchange Act. The Stock Option Committee did not hold a meeting in the last fiscal year.

    The Board of Directors has also established an Audit Committee, also composed of Sir Calthorpe, Mr. Thistleton and Dr. Fleissner. The Audit Committee is responsible for reviewing the results and scope of the audit and other services provided by the Company's independent auditors as well as reviewing accounting and control procedures and policies. The Audit Committee held its first meeting on May 12, 2000 to adopt its written charter. The Audit Committee has not met with the independent auditors to discuss the matters required to be discussed by SAS 61, as may be modified or supplemented, and have not received written disclosures and letters from the independent auditors required by Independence Standards.

    The Board of Directors held one meeting during 1999. No director of the Company during the last fiscal year failed to attend any of the meetings of the Company's Board of Directors.

                             EXECUTIVE COMPENSATION

    The officers and directors of the Company did not receive compensation for services rendered in 1999. Commencing on or after March 2000, the Company has begun to award annual salaries to certain executive officers and directors of the Company as follows:

                           SUMMARY COMPENSATION TABLE

                                                                                     RESTRICTED    SECURITIES
                                                                     OTHER ANNUAL      STOCK       UNDERLYING       LTIP
        NAME AND PRINCIPAL           FISCAL     SALARY     BONUS     COMPENSATION     AWARD(S)    OPTIONS/SARS    PAYOUTS
             POSITION                 YEAR       ($)        ($)           ($)           ($)            (#)          ($)
----------------------------------  --------   --------   --------   -------------   ----------   -------------   --------
Stefan Allesch-Taylor, President,
  CEO and Director(a).............    1999        $0         $0           $0             $0            0/0           $0
Christopher J. Wilkes, President,
  CEO and Director(b).............    1999        $0         $0           $0             $0            0/0           $0


                                      ALL OTHER
        NAME AND PRINCIPAL          COMPENSATION
             POSITION                    ($)
----------------------------------  -------------
Stefan Allesch-Taylor, President,
  CEO and Director(a).............       $0
Christopher J. Wilkes, President,
  CEO and Director(b).............       $0

------------------------------

(a) Mr. Allesch-Taylor will receive a salary of $202,620 in 2000.

(b) Mr. Wilkes served as the Company's President, CEO and Director from September 30, 1996 to January 10, 2000.

    Dr. Alexander Nill, Executive Vice President and a director of the Company, received no salary in 1999, and will receive a salary of $50,000 in 2000. Jason Forsyth, the Chief Financial Officer and a director of the Company, received no salary in 1999, and will receive a salary of $155,320 in 2000.

EMPLOYMENT AGREEMENTS

    To date, the Company has not entered into employment agreements with our executive officers. However, it is anticipated that the Company will enter into such employment agreements with our executive officers awarding the salaries set forth above and other forms of compensation.

OPTIONS GRANTED

    No options were granted to any directors, officers, or employees of the Company in 1999.

              PROPOSED REINCORPORATION OF THE COMPANY IN DELAWARE

INTRODUCTION

    The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Utah to Delaware (the "Reincorporation"). In order to accomplish the Reincorporation, the Company proposes to merge with and into its wholly-owned subsidiary, HTTP Technology, Inc., a Delaware corporation ("HTTP Delaware"). Under the terms of the merger, HTTP Delaware will be the surviving corporation, and all shareholders of the Company will automatically become shareholders of HTTP Delaware. The certificate of incorporation and by-laws of HTTP Delaware will become the governing instruments of the surviving corporation. The Board of Directors believes that the Reincorporation is in the best interests of the Company and its shareholders because it will allow the Company to benefit from the greater measure of flexibility and predictability in corporate governance afforded by Delaware law.

EFFECTIVE DATE OF REINCORPORATION

    The Reincorporation will become effective upon the filing with and acceptance by the Delaware Secretary of State of the Certificate of Merger, which is expected to be on or about December 18, 2000, unless the Reincorporation is extended or abandoned by the Company.

THE MERGER

    HTTP Delaware will be the surviving corporation of the merger with the Company. The terms and conditions of the Reincorporation are set forth in the Agreement and Plan of Merger (the "Merger Agreement") attached to this Information Statement as Exhibit A, and the summary of the terms and conditions of the Reincorporation set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Reincorporation, HTTP Delaware will continue to exist in its present form under the name "HTTP Technology, Inc." and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, HTTP Delaware will succeed to all of the assets and assume all of the liabilities of the Company. The Board of Directors of HTTP Delaware will be comprised of the same individuals who presently are members of the Board of Directors of the Company. It is anticipated that the directors of HTTP Delaware will elect as officers of HTTP Delaware the same individuals who presently serve as officers of the Company. The rights of shareholders and the corporate affairs of HTTP Delaware will be governed by the Delaware General Corporation Law ("DGCL") and by the certificate of incorporation and bylaws of HTTP Delaware, instead of the Utah Revised Business Corporation Act and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Comparison of Shareholders Rights under Delaware and Utah Corporate Law and Charter Documents". The articles of incorporation and bylaws of the Company and the certificate of incorporation and bylaws of HTTP Delaware are available for inspection by shareholders of the Company at the principal offices of the Company located at 46 Berkeley Square, London, W1J 5AT, UNITED KINGDOM, +44-20-7598-4070.

    The Company's current Articles of Incorporation authorize the issuance of up to 50,000,000 shares of common stock, par value $.001 per share. The Certificate of Incorporation of HTTP Delaware increases the authorized number of shares of common stock to 100,000,000 shares, par value $.001 per share.

    Upon the effectiveness of the Reincorporation, each outstanding share of the Company's Common Stock will be automatically converted into one fully paid and nonassessable share of the Common Stock of HTTP Delaware. Also, each share of HTTP Delaware Common Stock issued and outstanding immediately prior to the merger shall be cancelled and returned to the status of authorized but unissued shares. Each outstanding certificate representing shares of the Company's Common Stock will represent the same number of shares of HTTP Delaware Common Stock. Certificates evidencing shares of the Company's Common Stock may be exchanged for certificates evidencing HTTP Delaware's Common Stock at any time after the Reincorporation is completed.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

    The Reincorporation pursuant to the Merger Agreement will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the common stock of the Company will not recognize gain or loss with respect to that stock as a result of the Reincorporation. The holder's basis in a share of common stock of HTTP Delaware will be the same as the holder's basis in the corresponding share of common stock of the Company held immediately prior to the Reincorporation. The holder's holding period for each share of HTTP Delaware will include the period during which the holder held the corresponding share of common stock of the Company, provided the holder held the corresponding share as a capital asset at the time of the Reincorporation. In addition, neither the Company nor HTTP Delaware will recognize gain or loss as a result of the Reincorporation, and HTTP Delaware will generally succeed, without adjustment, to the tax attributes of the Company. Upon Reincorporation, however, HTTP Delaware will be subject to Delaware franchise tax, which is based on the total asset value of the corporation. The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the shareholders of the Company. The shareholders of the Company are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

    THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSAL TO REINCORPORATE IN DELAWARE INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

SECURITIES ACT CONSEQUENCES

    Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger that has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of HTTP Delaware will not be required.

DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

    The authorized capital stock of HTTP Delaware at the time the Reincorporation becomes effective will consist of 100,000,000 shares of common stock, par value $.001 per share. As of the Record Date, 23,906,573 shares of the Company's common stock were issued and outstanding. Each share of common stock has, for all purposes, one vote per share.

COMPARISON OF SHAREHOLDER RIGHTS UNDER DELAWARE AND UTAH CORPORATE LAW AND
  CHARTER DOCUMENTS

    GENERAL

    Upon Reincorporation, the Company will change its domicile to Delaware and shall thereafter be governed by Delaware law and by the Delaware Certificate of Incorporation and the Delaware Bylaws (the "Delaware Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Delaware of a Certificate of Merger in Delaware and upon the effective date of the Articles of Merger, but not prior to the filing date with the Secretary of State of Utah, the Company will cease to exist in the State of Utah and will become HTTP Delaware and the outstanding shares of the common stock of the Company will be deemed for all purposes to evidence ownership of, and to represent, shares of the common stock of HTTP Delaware. The Delaware Charter Documents will replace the Articles of Incorporation and Bylaws of the Company. If the Reincorporation is consummated, holders of the common stock of the Company (and holders of options, warrants or other securities exchangeable for or convertible into common stock of the Company) will become holders of the common stock of HTTP Delaware, which will result in their rights as shareholders being governed by the laws of the State of Delaware and the Delaware Charter Documents. It is not practical to describe all of the differences between the laws of Utah and Delaware or the Utah and Delaware Charter Documents. The following is a summary of some of the significant rights of the shareholders under Utah and Delaware law and under the Utah and Delaware Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

    AUTHORIZED CAPITAL STOCK

    The authorized capital stock of HTTP Delaware, upon closing of the merger with the Company, will consist of 100,000,000 shares of common stock, $0.001 par value. Each share of the common stock of HTTP Delaware will have one vote per share, and the right to notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the common shareholders is required or requested. Shareholders will not have a right to cumulate their votes for the election of directors.

    VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

    DELAWARE. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the certificate of incorporation, no vote of shareholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the certificate of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

    UTAH. A merger, share exchange or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business) requires the approval of a majority (unless the articles of incorporation, the bylaws or a resolution of the Board of Directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger. Both Utah and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certains sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares.

    SHAREHOLDERS' CONSENT WITHOUT A MEETING

    DELAWARE. Unless otherwise provided in the certificate of incorporation, action requiring the vote of shareholders, including the removal and election of directors, may be taken without a meeting, without prior notice and without a vote, by the written consent of shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted.

    UTAH. Unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder action is by less than unanimous written consent, notice shall be provided to the shareholders who did not consent at least ten days before the consummation of the transaction, action or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous and the shareholders of any corporation in existence prior to July 1, 1992 are required to adopt a resolution permitting action by less than unanimous written consent; otherwise, the shareholders are only permitted to act by unanimous written consent. The Company's original charter pre-dates July 1, 1992 and on October 10, 2000, the shareholders of the Company elected to allow shareholders to approve, ratify and effect actions of the Company by majority written shareholder consent as permitted under Utah law.

    SHAREHOLDER VOTING REQUIREMENTS

    DELAWARE. The certificate of incorporation or bylaws of any corporation authorized to issue stock may specify the number of shares and/or the amount of other securities having voting power, the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business. However, in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one third of the shares of such class or series or classes or series. In the absence of such specification in the certificate of incorporation or bylaws of the corporation, a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of shareholders. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

    UTAH. Unless the articles or incorporation provide otherwise, a majority of the votes entitled to be cast on a matter by the voting group constitutes a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting. Unless the articles of incorporation provide otherwise, if a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present. Shareholders do not have a right to cumulate their votes for the election of directors unless the articles of incorporation provide for such cumulation of votes. Shares entitled to vote cumulatively may be voted cumulatively at each election of directors unless the articles of incorporation provide alternative procedures for the exercise of cumulative voting.

    DISSENTERS' RIGHTS

    DELAWARE. Shareholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are shareholders of the surviving corporation and the merger did not require their approval under Delaware law; (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities
Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either (i), (ii) or
(iii) above. However, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing, appraisal rights are not available. Appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

    UTAH. In connection with a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a dissenting shareholder, after complying with certain procedures, is entitled to payment from the corporation of the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation shall apply for judicial determination of the fair value. Unless the articles of incorporation, bylaws or a resolution of the Board of Directors provide otherwise, shareholders are not entitled to dissenters' rights when the shares are listed on a national securities exchange or the National Market System of NASDAQ, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate action, the shareholder will receive anything except (i) shares of the surviving corporation,
(ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of NASDAQ, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing. A copy of the relevant portions of Utah's Revised Business Corporation Act is attached to this Information Statement as Exhibit B.

    DIVIDENDS

    DELAWARE. Dividends may be paid either (i) out of surplus (the excess at any time of the net assets of the corporation over the amount of its capital), or (ii) in case there is no surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

    UTAH. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

    ANTI-TAKEOVER STATUTES

    DELAWARE. Except under certain circumstances, Delaware law prohibits a "business combination" between the corporation and an "interested shareholder" within three years of the shareholder becoming an "interested shareholder." Generally, an "interested shareholder" is a person or group that directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. A "business combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 10% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, and certain transactions that would increase the interested shareholders' proportionate share ownership in the Board of Directors prior to the date the interested shareholder became an interested shareholder under Delaware law. Such business combinations between a corporation and an interested shareholder are prohibited unless (a) prior to the date the person became an interested director the Board of Directors approved either the business combination or the transaction which resulted in the person becoming an interested shareholder; (b) the interested shareholder acquired at least 85% of the outstanding voting stock of the corporation in the transaction in which the shareholder became an interested shareholder excluding, for purposes of determining the number of shares outstanding, shares held by persons who are directors and also officers and by employee stock plans in which participants do not have the right to determine confidentially where shares held subject to the plan will be tendered; (c) the business combination is approved by a majority of the Board of Directors and by the affirmative vote of two-thirds of the votes entitled to be cast by disinterested shareholders at an annual or special meeting, (d) the corporation does not have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an interdealer quotation system of a registered national securities association, or held by more than 2,000 shareholders unless any of the foregoing results from action taken, directly or indirectly, by an interested shareholder or (e) the corporation has opted out of this provision. The Delaware Certificate of Incorporation opts HTTP Delaware out of this provision.

    UTAH. The Utah Control Share Acquisitions Act, set forth in Sections 61-6-1 through 61-6-12 of the Utah Code Annotated, provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares". Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the shareholders do not grant voting rights to control shares. If the shareholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, shareholders may be entitled to dissenters' rights under Utah law. An acquisition of shares does not constitute a control share acquisition if (i) the corporation's articles of incorporation or bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with Utah law, or (iii) under certain other specified circumstances.

    QUORUM OF DIRECTORS

    DELAWARE. Unless a greater or lesser number is required for a quorum by the certificate of incorporation or bylaws (but in no event less than one-third of the votes of the entire board or committee), a majority of the directors then in office shall constitute a quorum. Under the Delaware Bylaws, the act of a majority of directors present at a meeting duly held shall be the act of the Board once a quorum is present.

    UTAH. A quorum of the Board of Directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. However, the articles of incorporation or the bylaws may establish a higher or lower number of directors to constitute a quorum, but in no event may the number be less than one-third of the number of directors.

    DERIVATIVE SUITS

    DELAWARE. The plaintiff must have been a shareholder of the corporation at the time of the transaction of which he complains or his stock thereafter must have devolved upon him by operation of law.

    UTAH. A shareholder may not commence a derivative action unless the shareholder was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a p6rson who was a shareholder at the time) and fairly and adequately represents the interests of the corporation. The complaint must be verified and allege with particularity the demand made to on the Board of Directors to obtain action. If a court finds that the proceeding was commenced (i) without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees; (ii) with reasonable cause, the court may order the corporation to pay the plaintiff's reasonable expenses, including counsel fees.

    SPECIAL MEETING OF SHAREHOLDERS

    DELAWARE. Shareholders generally do not have the right to call meetings of shareholders unless such right is granted in the certificate of incorporation or bylaws. However, if a corporation falls to hold its annual meeting within a period of 30 days after the date designated therefor, or if no date has been designated for a period of 13 months after its last annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a shareholder. The Delaware Bylaws permit a special meeting to be called at any time by a majority of the Board of Directors, the Chairman of the Board, the president of HTTP Delaware, or the holders of more than fifty percent (50%) of HTTP Delaware's issued and outstanding Common Stock entitled to vote thereat.

    UTAH. Special meetings of the shareholders may be called by: (i) the Board of Directors, (ii) the person or persons authorized by the bylaws to call a special meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

    AMENDMENTS TO CHARTER

    DELAWARE. Amendments to the certificate of incorporation require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon except that if the certificate of incorporation requires the vote of a greater number or proportion of the directors or of the holders of any class of stock than is required by the DGCL with respect to any matter, the provision of the certificate of incorporation may not be amended, altered or repealed by HTTP Delaware except by such greater vote.

    UTAH. The Board of Directors may propose amendments to the articles of incorporation for submission to the shareholders. Notice of a regular or special meeting at which a proposed amendment is to be considered must include a notice of such purpose and be accompanied by a discussion or copy of the proposed amendment. For an amendment to be adopted, (i) the Board of Directors must recommend the amendment to the shareholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the shareholders), and (ii) unless the articles of incorporation, the bylaws (if authorized by the articles of incorporation) or a resolution of the Board of Directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters, rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain reverse splits), and (c) a majority of the votes cast for all other voting groups (voting separately, as applicable, with shares constituting a quorum present for each voting group).

    NOTICE, ADJOURNMENT AND PLACE OF SHAREHOLDERS' MEETINGS

    DELAWARE. There is no specific statutory requirement under Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in HTTP Delaware's proxy materials must be received not less than 120 days in advance of the date stated in the proxy statement released in connection with the previous year's annual meeting.

    UTAH. The Utah law and Utah Charter Documents require that notice of shareholders, meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. Both Utah and Delaware law provide for adjournments of shareholders' meetings. The Utah Charter Documents require notice of the adjournment if the adjournment is for 30 days or more or if a new record date is fixed. Delaware law and the Delaware Charter Documents require that if the adjournment is for more than 30 days or if a new record date is fixed, notice must be given to the shareholders as for an original meeting. Both Delaware and Utah law permit meetings of shareholders to be held at such place as is designated by or in the manner provided in the Bylaws. If not so designated, Delaware law requires that the meeting be held at the registered office of the Delaware corporation, while Utah law provides for the principal office of the corporation.

    DIRECTORS

    DELAWARE. The Delaware Bylaws provide that the number of members of the Delaware Board shall be not less than one nor more than fifteen. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum is present. The initial directors shall serve until the 2001 annual meeting of shareholders or until their successors and assigns have been duly elected and taken office. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

    UTAH. The Utah Bylaws provide that the Board consists of not less than three directors with the actual number being determined by resolutions adopted by the Board or the holders of the Company's common stock. Currently, the Company has nine directors. A majority of the number of directors constitutes a quorum for the transaction of business. The Utah Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the shareholders or a majority of the remaining directors in office, though less than a quorum. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present.

    ELECTION AND REMOVAL OF DIRECTORS

    DELAWARE. The Delaware Bylaws provide that directors shall hold office until the next annual meeting of shareholders following their election. Any director, or the entire Board, may be removed with or without cause, but only by the vote of a majority of the voting power of the Company at a meeting called for that purpose. The directors may fill vacancies on the board.

    UTAH. The Utah Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Utah law and the Utah Charter Documents, directors may be removed by a majority vote of shareholders, with or without cause. The directors or the shareholders may fill vacancies on the board.

    INSPECTION OF BOOKS AND RECORDS

    DELAWARE. Under Delaware law, any shareholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof delivered to the company's principal place of business, have the right during the usual hours for business to inspect for any proper purpose the company's stock ledger, a list of its shareholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a shareholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the shareholder.

    UTAH. Upon providing the company with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy, during regular business hours, (i) the articles of incorporation, bylaws, minutes of shareholders meetings for the previous three years, written communications to shareholders for the previous three years, names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and financial statements for the previous three years, and (ii) if the shareholder is acting in good faith and directly connected to a proper purpose, excerpts from the records of the Board of Directors and shareholders (including minutes of meetings, written consents and waivers of notices), accounting records and shareholder lists.

    TRANSACTIONS WITH OFFICERS AND DIRECTORS

    DELAWARE. Under Delaware law, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable, if approved by the shareholders or the directors under substantially the same circumstances as in Utah. Approval by the shareholders, however, requires only a simple majority. Board approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing a quorum.

    UTAH. Utah law provides that every director who, directly or indirectly, is a party to, has beneficial interest in or is closely linked to a proposed corporate transaction that is financially significant to the director is liable to account to the corporation for any profit made as a consequence of the corporation entering into such transaction unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transaction was considered and thereafter the transaction was approved by a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of shareholders and thereafter the transaction was approved by a majority of the disinterested shares; or (c) can show that the transaction was fair and reasonable to the corporation.

    LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND
     DIRECTORS

    DELAWARE. Delaware law permits a corporation to adopt provisions in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, with the following exceptions: (a) a breach of the director's duty of loyalty; (b) payment of an unlawful stock dividend or making an unlawful stock repurchase or redemption; (c) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; or
(d) in any transaction in which the director derived an improper personal benefit. The Delaware Certificate of Incorporation eliminates the liability of directors of the corporation for monetary damages to the fullest extent permissible under Delaware law. Delaware law permits a corporation to indemnify its current and former directors, officers, employees and other agents under circumstances similar to those for which the Utah Charter Documents provide. The Delaware Bylaws require HTTP Delaware to indemnify all such persons whom it has the power to indemnify to the fullest extent legally permissible by the Delaware law. The Delaware Bylaws permit HTTP Delaware to advance expenses to any indemnitee, provided that the indemnitee undertakes to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification, and subject to such other conditions as the Board may impose. Indemnification rights under Delaware law are not exclusive. Accordingly, HTTP Delaware's Bylaws specifically permit HTTP Delaware to indemnify its directors, officers, employees and other agents pursuant to an agreement, bylaw provision, shareholder vote or vote of disinterested directors or otherwise, any or all of which may provide indemnification rights broader than those currently available under the Utah or Delaware indemnification statutes.

    UTAH. Utah law permits a corporation, if so provided in its articles of incorporation, its bylaws or in a shareholder resolution, to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages due to any action taken or any failure to take action as a director, except liability for: (a) improper financial benefits received by a director; (b) intentional inflictions of harm on the corporation or its shareholders; (c) payment of dividends to shareholders making the corporation insolvent; and (d) intentional violations of criminal law. Under Utah law, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Utah law also permits a corporation to indemnify its directors, officers, employees and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. Utah law prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. The Utah Charter Documents permit indemnification of all such persons whom it has the power to indemnify to the fullest extent legally permissible under Utah law. Utah law permits a corporation to advance expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and (c) the corporation determines under the facts then known that indemnification would not be precluded. The Utah Charter Documents permit such advances. Both the Delaware Charter Documents and Utah Charter Documents provide that HTTP Delaware and the Company, respectively, may purchase insurance on behalf of those persons entitled to be indemnified by the corporation.

DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION MERGER

    Shareholders have dissenters' rights in Utah as a result of the proposed Reincorporation. These rights are discussed above under "Comparison of Shareholder Rights Under Delaware and Utah Corporate Law and Charter Documents" at "Dissenters' Rights".

AMENDMENT TO THE MERGER AGREEMENT; TERMINATION

    The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board of Directors of the Company at any time before consummation of the Reincorporation if (i) shareholders dissent and seek appraisal rights; or (ii) the Board of Directors of the Company determines that in its judgment the Reincorporation does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated, the Company would remain as a Utah corporation.

Dated: November 28, 2000                               BY ORDER OF THE BOARD OF DIRECTORS

                                                       By:  Stefan Allesch-Taylor
                                                           CHIEF EXECUTIVE OFFICER AND PRESIDENT

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                             HTTP TECHNOLOGY, INC.

    AGREEMENT AND PLAN OF MERGER, dated as of November 17, 2000, between HTTP TECHNOLOGY, INC., a Utah corporation ("HTTP Utah"), and HTTP TECHNOLOGY, INC., a Delaware corporation ("HTTP Delaware"), such corporations being sometimes referred to herein together as the "Corporations".

                                  WITNESSETH:

    WHEREAS, HTTP Utah was incorporated under the laws of the State of Utah on March 8, 1977, and the authorized capital stock of HTTP Utah consists of 50,000,000 shares of Common Stock, par value $.001 per share ("Utah Common Stock"), of which 23,106,573 shares were issued and outstanding on the date hereof;

    WHEREAS, HTTP Delaware was incorporated under the laws of the State of Delaware on September 22, 2000, and the authorized capital stock of HTTP Delaware consists of 100,000,000 shares of Common stock, par value $.001 per share ("Delaware Common Stock");

    WHEREAS, there are currently outstanding 1,000 shares of Delaware Common Stock, all of which are owned by HTTP Utah, constituting all of the issued and outstanding capital stock of HTTP Delaware;

    WHEREAS, the respective Boards of Directors of the Corporations have determined that it is in the best interests of each of the corporations and their respective shareholders that HTTP Utah merge with and into HTTP Delaware (the "Merger"), pursuant to the provisions of the General Corporation Law of the State of Delaware (the "GCL") and the Utah Revised Business Corporation Act (the "BCA"), with HTTP Delaware to be the surviving corporation of the Merger and to continue existence under the GCL; and

    WHEREAS, the respective Boards of Directors of the Corporations, by resolutions duly adopted, have approved this Agreement, and have directed that it be submitted to the respective shareholders of the Corporations for approval and adoption;

    NOW, THEREFORE, in consideration of the premises and of the mutual agreements set forth herein, the Corporations hereby agree as follows:

                                  ARTICLE ONE
                                     MERGER

    1.1 On the Effective Date (as defined in Section 1.6), and in accordance with the provisions of the GCL and the BCA, HTTP Utah shall be merged with and into HTTP Delaware, which shall be the surviving corporation (the "Surviving Corporation") of the Merger. The name of the Surviving Corporation is, and on and after the Effective Date shall continue to be, "HTTP Technology, Inc."

    1.2 On the Effective Date, the separate existence of HTTP Utah shall cease, HTTP Utah and HTTP Delaware shall be a single corporation and the Surviving Corporation shall possess all the rights, privileges, powers and franchises, as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the Corporations; and all and singular, the rights, privileges, powers and franchises of each of the Corporations, and all property, real, personal and mixed, and all debts due to either of the Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to or due to each of the Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Corporations, and title to any real estate or interest therein, vested by deed or otherwise in either of the Corporations, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and any liens upon the property of either of the Corporations shall be preserved unimpaired and all debts, liabilities and duties of each of the Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. Any action or proceeding, whether civil, criminal or administrative, pending by or against either of the Corporations shall be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in such action or proceeding in place of either of the Corporations.

    1.3 From time to time after the Effective Date, the last acting officers of HTTP Utah or the corresponding officers of the Surviving Corporation may, in the name of HTTP Utah, execute and deliver all such proper deeds, assignments and other instruments and take or cause to be taken all such further or other actions, as the Surviving Corporation, or its successors or assigns, may deem necessary or desirable in order to vest in, or perfect or confirm to, the Surviving Corporation and its successors and assigns, title to, and possession of, all of the property, rights, privileges, powers and franchises referred to in Section 1.2 and otherwise to carry out the intent and purposes of this Agreement.

    1.4 All corporate acts, plans (including, without limitation, stock option plans), policies, approvals and authorizations of HTTP Utah, its shareholders, Board of Directors, committees elected or appointed by its Board of Directors, officers and agents, which are valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, approvals and authorizations of the Surviving Corporation and shall be as effective and binding on the surviving corporation as they were with respect to HTTP Utah. The employees of HTTP Utah shall become the employees of the Surviving Corporation and shall continue to be entitled to the same rights and benefits which they enjoyed as employees of HTTP Utah.

    1.5 On and after the Effective Date, (a) the Certificate of Incorporation and By-Laws of HTTP Delaware, as in effect on the date hereof, shall continue to be the Certificate of Incorporation and By-Laws of the Surviving Corporation, unless and until they are thereafter duly altered, amended or repealed, as provided therein or by law, (b) the persons serving as directors and officers of HTTP Utah immediately prior to the Effective Date shall be the directors and officers, respectively, of the Surviving Corporation until their respective successors shall have been elected and shall have been duly qualified or until their earlier death, resignation or removal, and (c) the independent certified public accountants serving as auditors of HTTP Utah immediately prior to the Effective Date shall serve as the auditors of HTTP Delaware.

    1.6 If this Agreement is approved and adopted by the shareholders of HTTP Utah and the sole stockholder of HTTP Delaware and this Agreement is not abandoned or terminated as permitted by Article Five, this Agreement shall be certified, filed with the Secretary of State of Delaware and recorded in accordance with the GCL and a Certificate of Merger shall be signed, verified and filed with the Division of Corporations and Commercial Code of the State of Utah in accordance with the BCA. The Merger shall become effective on the date on which the last of such filings is made, which date is referred to herein as the "Effective Date".

                                  ARTICLE TWO
                           COVENANT OF THE SURVIVING
           CORPORATION TO COMPLY WITH CERTAIN PROVISIONS OF UTAH LAW

    The Surviving Corporation shall comply with the provisions of the BCA with respect to foreign corporations doing business in the State of Utah and, in this regard, hereby agrees that it shall promptly pay to any dissenting shareholders of HTTP Utah the amount, if any, to which they shall be entitled as a result of the Merger under the provisions of the BCA with respect to the rights of dissenting shareholders.

                                 ARTICLE THREE
                              CONVERSION OF SHARES

    The manner and basis of converting the shares of Utah Common Stock shall be as follows:

    3.1 On the Effective Date, each of the 1000 shares of Delaware Common Stock owned by HTTP Utah immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of any party, be cancelled and retired and all rights in respect thereof shall cease, and the stated capital of HTTP Delaware shall be reduced by the $1.00 of capital applicable to such shares. HTTP Utah shall surrender the certificate for such shares to the Secretary of HTTP Delaware for cancellation.

    3.2 On the Effective Date, each share of Utah Common Stock issued and outstanding on the Effective Date shall thereupon be converted into and exchanged for one share of Delaware Common Stock. Such conversion shall be effected without the surrender of stock certificates or any other action, and each certificate evidencing issued and outstanding shares of Utah Common Stock on the Effective Date shall thereupon become, and be deemed for all purposes to evidence the ownership of, the same number of issued and outstanding, fully paid, nonassessable shares of Delaware Common Stock.

    3.3 On and after the Effective Date, each holder of a certificate evidencing issued and outstanding shares of Utah Common Stock may, but shall not be required to, surrender such certificate to HTTP Delaware and, upon such surrender, such holder shall be entitled to receive a certificate evidencing the same number of shares of Delaware Common Stock as the number of shares of Utah Common Stock formerly evidenced by the certificate surrendered. Until so surrendered, each certificate which evidenced shares of Utah Common Stock on the Effective Date shall be deemed for all purposes to evidence the ownership of the shares of Delaware Common Stock into which such shares were converted by virtue of the Merger. No service charge, brokerage commission or stock transfer tax shall be payable by any holder of shares of Utah Common Stock in connection with the issuance of certificates evidencing shares of Delaware Common Stock, except that, if any such certificate is to be issued in a name other than that in which the certificate surrendered for exchange is registered, it shall be a condition of such issuance that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance of the Delaware Common Stock certificate in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of HTTP Delaware or its transfer agent that such tax has been paid or is not applicable. HTTP Delaware shall have the right to rely upon the stock records of HTTP Utah as to the ownership of shares of Delaware Common Stock on the Effective Date.

    3.4 HTTP Utah shall not record on its books any transfer of certificates representing issued and outstanding shares of Utah Common Stock on or after the Effective Date.

    3.5 On the Effective Date, each option, warrant or right, to purchase shares of Utah Common Stock granted by HTTP Utah and outstanding on the Effective Date shall, by virtue of the Merger and without any action by any party, be converted into an option, warrant or right, as the case may be, to purchase, upon the same terms and conditions, the same number of shares of Delaware Common Stock.

    3.6 As of the Effective Date, the Surviving Corporation shall reserve out of its authorized and unissued Delaware Common Stock a sufficient number of shares thereof for issuance upon exercise or conversion of the options, warrants and rights referred to in Section 3.5.

                                  ARTICLE FOUR
                                   CONDITIONS

    The consummation of the Merger is subject to the satisfaction prior to the Effective Date of the following conditions:

    4.1 At least a majority of the outstanding shares of Utah Common Stock entitled to vote shall have been voted in favor of this Agreement and the transactions contemplated hereby, and HTTP Utah, as the sole stockholder of HTTP Delaware, shall have approved this Agreement and the transactions contemplated hereby.

    4.2 The Board of Directors of HTTP Utah shall not have determined that in light of the potential liability of the Surviving Corporation which might result from the exercise of dissenters' rights by shareholders of HTTP Utah, the Merger would be impracticable, undesirable or not in the best interests of the shareholders of HTTP Utah.

    4.3 No governmental authority or other third party shall have instituted or threatened any action or proceeding against HTTP Utah or HTTP Delaware to enjoin, hinder or delay, or to obtain damages or other relief in connection with, the transactions contemplated by this Agreement and no action shall have been taken by any court or governmental authority rendering HTTP Utah or HTTP Delaware unable to consummate the transactions contemplated by this Agreement.

                                  ARTICLE FIVE
                                  TERMINATION

    This Agreement may be terminated and the Merger abandoned by HTTP Utah or HTTP Delaware by appropriate resolution of its respective Board of Directors and for any reason whatsoever, at any time prior to the Effective Date, whether before or after approval and adoption of this Agreement by the shareholders of HTTP Utah or by HTTP Utah as sole stockholder of HTTP Delaware. In the event that this Agreement is terminated, it shall become void and shall have no effect and no liability shall be imposed upon either of the Corporations or the directors, officers or shareholders thereof.

                                  ARTICLE SIX
                              AMENDMENT AND WAIVER

    Prior to the Effective Date, whether before or after approval of this Agreement by the shareholders of HTTP Utah or by HTTP Utah as sole stockholder of HTTP Delaware, this Agreement may be amended or modified in any manner (except that the provisions of sections 3.2, 3.3, and 3.5 may not be amended without the approval of the shareholders of HTTP Utah), as may be determined in the judgment of the respective Boards of Directors of the Corporations to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the filing, recording or official approval of this Agreement and the Merger in accordance with the purposes and intent of this Agreement. Any failure of either of the Corporations to comply with any of the agreements set forth herein may be expressly waived in writing by the other Corporation.

    IN WITNESS WHEREOF, each of the Corporations has caused this Agreement and Plan of Merger to be executed on its behalf by an officer thereunto duly authorized as of the date first set forth above.

Attest:                                             HTTP TECHNOLOGY, INC. (UTAH)

/s/ JASON E. FORSYTH                                   /s/ STEFAN ALLESCH-TAYLOR
-------------------------------------------            ---------------------------------------------
Jason E. Forsyth                                       Stefan Allesch-Taylor
Secretary                                              President and Chief Executive Officer

Attest:                                                    HTTP TECHNOLOGY, INC.
                                                                      (DELAWARE)

/s/ JASON E. FORSYTH                                   /s/ STEFAN ALLESCH-TAYLOR
-------------------------------------------            ---------------------------------------------
Jason E. Forsyth                                       Stefan Allesch-Taylor
Secretary                                              President and Chief Executive Officer

                                                                       EXHIBIT B

                                   UTAH CODE

                             Title 16--Corporations
               Chapter 10a--Utah Revised Business Corporation Act
                          Part 13--Dissenters' Rights

16-10A-1301. DEFINITIONS.

    For purposes of Part 13:

(1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

(4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in
    Section 15-1-1, compounded annually.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in
    Section 16-10a-723.

(7) "Shareholder" means the record shareholder or the beneficial shareholder.

16-10A-1302. RIGHT TO DISSENT.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

    (a) consummation of a plan of merger to which the corporation is a party if:

       (i) shareholder approval is required for the merger by
           Section 16-10a-1103 or the articles of incorporation; or

       (ii) the corporation is a subsidiary that is merged with its parent under
           Section 16-10a-1104;

    (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

    (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

    (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).

(2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

(3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

    (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

    (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

    (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

    (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

    (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

    (c) cash in lieu of fractional shares; or

    (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

(5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10A-1303. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

    (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

    (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to
    Section 16-10a-1322.

16-10A-1320. NOTICE OF DISSENTERS' RIGHTS.

(1) If a proposed corporate action creating dissenters' rights under
    Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

(2) If a proposed corporate action creating dissenters' rights under
    Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to
    Section 16-10a-704 for which the notice was to have been given.

16-10A-1321. DEMAND FOR PAYMENT--ELIGIBILITY AND NOTICE OF INTENT.

(1) If a proposed corporate action creating dissenters' rights under
    Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

    (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

    (b) may not vote any of his shares in favor of the proposed action.

(2) If a proposed corporate action creating dissenters' rights under
    Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

(3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under
    Section 16-10a-1302 is
    approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) A shareholder who does not satisfy the requirements of Subsections
    (1) through (3) is not entitled to payment for shares under this part.

16-10A-1322. DISSENTERS' NOTICE.

(1) If proposed corporate action creating dissenters' rights under
    Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

(2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

    (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

    (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

    (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

    (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

    (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

    (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

    (g) be accompanied by a copy of this part.

16-10A-1323. PROCEDURE TO DEMAND PAYMENT.

(1) A shareholder who is given a dissenters' notice described in
    Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

    (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;

    (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

    (c) if required by the corporation in the dissenters' notice described in
       Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

(2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

(3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10A-1324. UNCERTIFICATED SHARES.

(1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.

(2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10A-1325. PAYMENT.

(1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under
    Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

(2) Each payment made pursuant to Subsection (1) must be accompanied by:

    (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

           (B) an income statement for that year;

           (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

           (D) the latest available interim financial statements, if any;

       (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

    (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

    (c) a statement of the dissenter's right to demand payment under
       Section 16-10a-1328; and

    (d) a copy of this part.

16-10A-1326. FAILURE TO TAKE ACTION.

(1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

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(2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

16-10A-1328. PROCEDURE FOR SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

(1) A dissenter who has not accepted an offer made by a corporation under
    Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:

    (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;

    (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

    (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

(2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
    (1) within 30 days after the corporation made or offered payment for his shares.

16-10A-1330. JUDICIAL APPRAISAL OF SHARES--COURT ACTION.

(1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in Subsection
    (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive

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    evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under Subsection
    (2) is entitled to judgment:

    (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or

    (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under
       Section 16-10a-1327.

16-10A-1331. COURT COSTS AND COUNSEL FEES.

(1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under
    Section 16-10a-1328.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

    (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or

    (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

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